                                                                     Exhibit 4.1
                                                                     -----------

                                                                  EXECUTION COPY
                                                                  --------------

================================================================================

                            -----------------------

                            STOCKHOLDERS' AGREEMENT

                            -----------------------

                                 by and among

                           EARTHWATCH INCORPORATED,

                      MORGAN STANLEY & CO., INCORPORATED,

                          AMERICAN HIGH-INCOME TRUST,

           AMERICAN VARIABLE INSURANCE SERIES ASSET ALLOCATION FUND,

                 AMERICAN VARIABLE INSURANCE SERIES BOND FUND,

           AMERICAN VARIABLE INSURANCE SERIES HIGH-YIELD BOND FUND,

                        THE BOND FUND OF AMERICA, INC.,

                             ITT INDUSTRIES, INC.

                                      and

            THE OTHER PERSONS LISTED ON THE SIGNATURE PAGES HERETO
                (solely with respect to Articles II, V and VII)


                           Dated as of April 8, 1999

================================================================================

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
                                   ARTICLE I

                                  DEFINITIONS
Section 1.1   Definitions...................................................  2

                                  ARTICLE II

                               BOARD COMPOSITION

Section 2.1   Composition of the Board......................................  7
Section 2.2   Committee Representation...................................... 10

                                  ARTICLE III

                                APPROVAL ITEMS

Section 3.1   Approval Required for Certain Actions......................... 10

                                  ARTICLE IV

                       RESTRICTIONS ON TRANSFER OF STOCK

Section 4.1   General Restrictions on Transfer.............................. 11
Section 4.2   Legend........................................................ 12

                                   ARTICLE V

                              REGISTRATION RIGHTS

Section 5.1   Certain Definitions........................................... 12
Section 5.2   Demand Registration........................................... 13
Section 5.3   Piggyback Registration........................................ 15
Section 5.4   Registration Procedures....................................... 16
Section 5.5   Registration Expenses......................................... 20
Section 5.6   Indemnification by the Company................................ 20
Section 5.7   Indemnification by Stockholders............................... 21
Section 5.8   Conduct of Indemnification Proceedings........................ 22
Section 5.9   Contribution.................................................. 23

Section                                                                     Page
-------                                                                     ----
Section 5.10  Participation in Underwritten Registrations................... 24
Section 5.11  Rule 144...................................................... 24
Section 5.12  Holdback Agreements........................................... 24

                                  ARTICLE VI

                        REPRESENTATIONS AND WARRANTIES

Section 6.1   Representations and Warranties of the Company................. 25
Section 6.2   MS Representations and Warranties............................. 26
Section 6.3   CapRe Representations and Warranties.......................... 27
Section 6.4   ITT Representations and Warranties............................ 27

                                  ARTICLE VII

                              GENERAL PROVISIONS

Section 7.1   License Activities............................................ 28
Section 7.2   Termination................................................... 29
Section 7.3   Counterparts.................................................. 29
Section 7.4   Governing Law................................................. 29
Section 7.5   Entire Agreement.............................................. 29
Section 7.6   Specific Performance.......................................... 29
Section 7.7   Notices....................................................... 30
Section 7.8   Successors and Assigns........................................ 31
Section 7.9   Headings...................................................... 31
Section 7.10  Amendments and Waivers........................................ 32
Section 7.11  Interpretation; Absence of Presumption........................ 32
Section 7.12  Severability.................................................. 32
Section 7.13  Further Assurances............................................ 32

          THIS STOCKHOLDERS' AGREEMENT (the "Agreement"), dated as of April 8, 1999, is made by and among EarthWatch Incorporated, a Delaware corporation (the "Company"), Morgan Stanley & Co., Incorporated, a Delaware corporation ("MS"), American High-Income Trust, a Massachusetts business trust, American Variable Insurance Series Asset Allocation Fund, a Massachusetts business trust, American Variable Insurance Series Bond Fund, a Massachusetts business trust, American Variable Insurance Series High-Yield Bond Fund, a Massachusetts business trust, and The Bond Fund of America, Inc., a Maryland corporation (collectively, "CapRe" and, together when acting jointly with MS, the "B Holders"), ITT Industries, Inc., an Indiana corporation ("ITT") and, solely with respect to Articles II, V and VII, the other persons listed on the signature pages hereto (such other persons referred to as the "Other Holders").

                                   RECITALS
                                   --------

          WHEREAS, the Company, MS, CapRe and ITT are party to a Recapitalization Agreement dated as of April 8, 1999 (the "Recap Agreement") setting forth the terms and conditions of a proposed investment by each of MS, CapRe and ITT in shares of New Common Stock, New Series A Preferred Stock and New Series B Preferred Stock (each as defined herein) in connection with the proposed recapitalization of the Company (the "Recapitalization");

          WHEREAS, as part of the Recapitalization, the Company wishes to issue and sell certain shares of New Common Stock, New Series A Preferred Stock and New Series B Preferred Stock to the Purchasers on the terms and conditions set forth in the Recap Agreement;

          WHEREAS, as part of the Recapitalization, each of the Purchasers wishes to subscribe for and purchase from the Company certain shares of New Common Stock, New Series A Preferred Stock and New Series B Preferred Stock on the terms and conditions set forth in the Recap Agreement;

          WHEREAS, as part of the Recapitalization, each share of Existing Common Stock and Existing Preferred Stock shall be reclassified into a certain number of shares of New Series C Preferred Stock;

          WHEREAS, following consummation of the Recapitalization, each of MS, CapRe and ITT will own a significant percentage of the equity interests in the Company; and

          WHEREAS, it is a condition to the Recapitalization, and the parties believe it to be in their best interests, that they enter into this Agreement to provide for certain rights and restrictions with respect to the corporate governance of the Company;

          NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

          Section 1.1 Definitions. Capitalized terms not defined herein shall have their respective meanings specified in the Recap Agreement. As used in this Agreement, the following terms shall have the following respective meanings:

          (a) "1933 Act" shall mean the Securities Act of 1933, as amended, and the regulations promulgated thereunder.

          (b) "1934 Act" shall mean the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder.

          (c) "A Directors" shall have the meaning specified in Section 2.1(b).

          (d) "Affiliate" shall have the meaning ascribed thereto in Rule 12b-2 promulgated under the 1934 Act, and as in effect on the date hereof.

          (e) "Agreement" shall have the meaning specified in the preamble.

          (f) "Applicable A Number" shall have the meaning specified in Section 2.1(c).

          (g) "Applicable B Number" shall have the meaning specified in Section 2.1(d).

          (h) "Ball Director" shall have the meaning specified in Section
     2.1(h).

          (i) "B Directors" shall have the meaning specified in Section 2.1(b).

          (j) "B Holders" shall have the meaning specified in the preamble. In the event this Agreement terminates pursuant to Section 7.2(b) with respect to either, but not both, of MS and its Affiliates or CapRe and its Affiliates, either of MS or CapRe, remaining bound by this Agreement, shall thereafter constitute the "B Holders" for all purposes hereunder.

          (k) "Beneficially Own" shall mean, with respect to any security, having direct or indirect "beneficial ownership" of such security, as determined pursuant to Rule 13d-3 under the 1934 Act, including without limitation pursuant to any agreement, arrangement or understanding, whether or not in writing.

          (l) "Board" shall mean the board of directors of the Company.

          (m) "Business Day" shall mean any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in The City of New York.

          (n) "C Directors" shall have the meaning specified in Section 2.1(h).

          (o) "CapRe" shall have the meaning specified in the preamble.

          (p) "CEO" shall mean the Chief Executive Officer of the Company.

          (q) "Chairman" shall mean the chairman of the Board.

          (r) "Closing" shall have the meaning specified in the recitals.

          (s) "Committee" shall mean a committee or subcommittee of the Board.

          (t) "Company" shall have the meaning specified in the preamble.

          (u) "Company Directors" shall have the meaning specified in Section 2.1(h).

          (v) "Covered Transaction" shall have the meaning specified in Section 4.2(a).

          (w) "Demand Registration" shall have the meaning specified in Section 5.2(a).

          (x) "Demanding Stockholder" shall have the meaning specified in
     Section 5.2(a).

          (y) "DGCL" shall mean the Delaware General Corporation Law.

          (z) "Director" shall mean a member of the Board.

          (aa) "FCC Approval" means a determination of the Federal Communications Commission approving of or consenting to the transfer of control of the Company to the extent required under the terms of, or rules and regulations governing, the FCC Licenses, without any condition materially adverse to any of the Company, MS, CapRe and ITT.

          (bb) "FCC Licenses" means the following three licenses held by the
     Company: Earth Station Longmont, Colorado (No. E950498); Earth Station Fairbanks, Alaska (No. E950499); and Space Station 21/22-DSS-P-93; 43-DSS-LA-94(2); and 52-SAT-AMEND-95, authorized August 1, 1995

          (cc) "Fully-Diluted Shares" means the number of shares of New Common Stock issued and outstanding assuming the exercise of all outstanding options, warrants and rights to acquire, and the conversion of any securities convertible into, shares of New Common Stock, whether or not then vested or exercisable. When calculating the percentage of the Fully-Diluted Shares owned by a specified person, such person shall be deemed to own all shares of New Common Stock beneficially owned by such person assuming the exercise of all outstanding options, warrants and rights to acquire, and the conversion of any securities convertible into, shares of New Common Stock, whether or not then vested or exercisable.

          (dd) "High Yield Financing" means the issuance of high-yield securities yielding net proceeds to the Company (after the setting aside of cash to prefund interest and the payment of fees, expenses and other costs associated with such issuance) of up to $125,000,000, such securities to be secured by the Satellite Insurance, the terms and conditions of which insurance are summarized in Exhibit 5.5 to the Recap Agreement, for the purpose of funding the Company's operations through successful launch and commercially viable operation of each of QuickBird 1 and QuickBird 2, or any successor to such satellite.

          (ee) "Independent Director" means a Director who (apart from such directorship) (i) is not a current or former officer or employee of the Company or any Affiliate of the Company, (ii) is not a current or former director, officer or employee of the party designating such Director for election to the Board or any Affiliate of such party, (iii) did not in either of the last two completed calendar years receive, and is not an officer, director, employee, stockholder holding more than 10% of the voting interest of, partner or Affiliate of any entity that in either of such entity's two most recent fiscal years received, more than 10% of such person or entity's total income from either the Company or the party designating such Director for election to the Board.

          (ff) "Initial Public Offering" means the consummation of the first sale of shares of New Common Stock for cash by the Company, or by one or more stockholders, in an underwritten public offering registered under the 1933 Act following the date hereof.

          (gg) "ITT" shall have the meaning specified in the preamble.

          (hh) "MS" shall have the meaning specified in the preamble.

          (ii) "MS HSR Clearance Date" shall have the meaning specified in the Recap Agreement.

          (jj) "NASDAQ" means the Nasdaq National Market.

          (kk) "New Common Stock" means the Common Stock, par value $.001 per share, of the Company to be issued as part of the Recapitalization.

          (ll) "New Equity Plan" shall have the meaning specified in the Recap Agreement.

          (mm) "New Series A Preferred Stock" means the Series A Preferred Stock, par value $.001 per share, of the Company to be issued as part of the Recapitalization.

          (nn) "New Series B Preferred Stock" means the Series B Preferred Stock, par value $.001 per share, of the Company to be issued as part of the Recapitalization.

          (oo) "New Series C Preferred Stock" means the Series C Preferred Stock, par value $.001 per share, of the Company to be issued as part of the Recapitalization.

          (pp) "Non-party Holders" means those holders of shares of Existing Common Stock and Existing Preferred Stock which do not execute this Agreement.

          (qq) "Odetics Warrant" shall have the meaning set forth in the Recap Agreement.

          (rr) "Other Holders" shall have the meaning specified in the preamble.

          (ss) "Permitted Transferee" shall mean any transferee of shares of New Series A Preferred Stock or New Series B Preferred Stock, or of any shares of New Common Stock into which such shares of New Series

     A Preferred Stock or New Series B Preferred Stock shall be converted, pursuant to a transfer complying with Section 4.1.

          (tt) "person" shall mean any individual, corporation, partnership, limited liability company, joint venture, trust, unincorporated organization, other form of business or legal entity or government authority.

          (uu) "Piggyback Registration" shall have the meaning specified in
     Section 5.3(a).

          (vv) "Recap Agreement" shall have the meaning specified in the recitals.

          (ww) "Recapitalization" shall have the meaning specified in the recitals.

          (xx) "Register," "registered" and "registration" shall have the meanings specified in Section 5.1(a).

          (yy) "Registrable Securities" shall have the meaning specified in
     Section 5.1(b).

          (zz) "Satellite Insurance" shall have the meaning specified in
     Article I of the Recap Agreement.

          (aaa) "SEC" shall mean the Securities and Exchange Commission.

          (bbb) "Stockholders" shall mean ITT, the B Holders and the Other Holders. Where applicable, the phrase "Stockholder" when used herein shall not refer to either of MS or CapRe individually, but rather to the B Holders in the aggregate.

          (ccc) "Subsidiary" of any person means another person, an amount of the voting securities, other voting ownership or voting partnership or membership interests of which is sufficient to elect at least a majority of its board of directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned or controlled directly or indirectly by such person.

          (ddd) "Telespazio" means Nuova Telespazio s.p.a., a corporation organized under the laws of Italy.

          (eee) "Waterstone Agreement" shall have the meaning specified in the Recap Agreement.

                                  ARTICLE II

                               BOARD COMPOSITION
                               -----------------

          Section 2.1 Composition of the Board.

          (a) Upon and following the earlier to occur of (i) receipt by the Company of the FCC Approval and (ii) October 31, 1999, the parties hereto and their Permitted Transferees shall take all necessary action as is required under applicable law to cause the number of Directors comprising the Board to be 11.

          (b) Subject to Section 7.1, notwithstanding anything else in this
     Article II to the contrary, upon and following the earlier to occur of (i) receipt by the Company of the FCC Approval and (ii) October 31, 1999 and until the second anniversary of the earlier to occur of (i) and (ii), the parties hereto and their Permitted Transferees shall take all necessary action as is required under applicable law to cause (i) two Directors designated by ITT to be elected to the Board (such elected designees, the "A Directors") and (ii) four Directors designated by the B Holders to be elected to the Board (such elected designees, the "B Directors"); provided, however, that MS shall not be entitled to designate any directors prior to the MS HSR Clearance Date.

          (c) Subject to Section 7.1, upon and following the second anniversary of the earlier to occur of (i) receipt by the Company of the FCC Approval and (ii) October 31, 1999, from and after the first Business Day on which ITT owns no shares of New Series A Preferred Stock, the parties hereto and their Permitted Transferees shall take all necessary action as is required under applicable law to designate for election to the Board a certain number (the "Applicable A Number") of A Directors. The "Applicable A Number" shall be (i) in the event ITT beneficially owns at least 10% of the Fully-Diluted Shares, two; (ii) in the event ITT beneficially owns less than 10% but at least 5% of the Fully-Diluted Shares, one; or (iii) in the event ITT beneficially owns less than 5% of the Fully-Diluted Shares, none; provided, however, that once reduced, the Applicable A Number cannot be increased by subsequent acquisitions by ITT or its Permitted Transferees of beneficial ownership of Fully-Diluted Shares.

          (d) Subject to Section 7.1, upon and following the second anniversary of the earlier to occur of (i) receipt by the Company of the FCC Approval and (ii) October 31, 1999, from and after the first Business Day on which the B Holders own no shares of New Series B Preferred Stock, the parties hereto and their Permitted Transferees shall take all necessary action as is required under applicable law to designate for election to the

     Board a certain number (the "Applicable B Number") of B Directors. The "Applicable B Number" shall be (i) in the event the B Holders beneficially own at least 15% of the Fully-Diluted Shares, four; (ii) in the event the B Holders beneficially own less than 15% but at least 10% of the Fully-Diluted Shares, three; (iii) in the event the B Holders beneficially own less than 10% but at least 5% of the Fully-Diluted Shares, two; or (iv) in the event the B Holders beneficially own less than 5%, none; provided, however, that once reduced, the Applicable B Number cannot be increased by subsequent acquisitions by the B Holders or their Permitted Transferees of beneficial ownership of Fully-Diluted Shares.

          (e) The number of Directors designable by either ITT or the B Holders, as the case may be, hereunder shall be reduced one-for-one by the number of Directors which ITT's or the B Holders' Special Permitted Transferees, as the case may be, shall have been transferred the right to elect to the Board pursuant to Section 7(c) of the Series A Preferred Stock Certificate of Designations or the Series B Preferred Stock Certificate of Designations, as the case may be.

          (f) To the extent, and only to the extent, that the B Holders shall at any time have the right pursuant to this Article II to designate at least three Directors for election to the Board, then the B Holders shall be required to cause a certain number of such Directors to be Independent Directors, such number to be equal to the excess, if any of (A) the number of Directors that the B Holders shall have the right to designate for election to the Board pursuant to this Section 2.1(d) over (B) two. To the extent, and only to the extent, that ITT or the B Holders, as the case may be, shall at any time have the right pursuant to this Article II to designate three Directors for election to the Board, then ITT or the B Holders, as the case may be, shall be required to cause at least one of such three Directors to be Independent Directors.

          (g) To the extent that either of ITT or the B Holders at any time has the right pursuant to this Article II to designate Directors for election to the Board, then ITT or the B Holders, as the case may be, shall be required to vote all of their shares of Common Stock held at such time in favor of their respective designees.

          (h) Subject to Section 7.1, upon and following the earlier to occur of (i) receipt by the Company of the FCC Approval and (ii) October 31, 1999, the parties hereto and their Permitted Transferees shall take all necessary action as is required under applicable law to cause (A) two persons designated by the CEO to be elected to the Board (such elected designees, the "Company Directors"); (B) two (or three, should Ball have no right to designate for election to the Board one Director in (C) below, subject to the ownership requirement set forth below) persons designated by the Other Holders which at that time hold of record at least a majority of the outstanding shares of Series C Preferred Stock then held by all Other Holders to be elected to the Board so long as such Other Holders own at least 50% of the number of Fully-Diluted Shares owned by such Other Holders immediately following the Closing (such elected designees, the "C Directors"); and (C) one person designated by Ball to be elected to the Board so long as Ball owns at least 50% of the number of Fully-Diluted Shares owned by Ball immediately following the Closing (such elected designee, the "Ball Director"); provided, however, that the number of Directors to be designated by each of the Other Holders and Ball cannot be increased by subsequent acquisitions by either the Other Holders or Ball, as the case may be, or their Permitted Transferees of beneficial ownership of Fully Diluted Shares.

          (i) In the event that a vacancy in the Board is created at any time by the death, disability, retirement, resignation or removal (with or without cause) of any A Director, B Director, C Director, Company Director or Ball Director and not as a result of a reduction in the Applicable A Number or the Applicable B Number or the elimination of designation rights under
     Section 2.1(h) above, such vacancy shall be filled by a Director designated by ITT, the B Holders, the Other Holders, the CEO or Ball, as appropriate. All other vacancies in the Board, including those resulting from a reduction in the Applicable A Number or the Applicable B Number or the elimination of designation rights under Section 2.1(h) above, shall be filled by Directors elected by a majority of the Directors remaining in office or, if none, pursuant to the DGCL; provided, however, that ITT, the B Holders, the other Holders, the CEO or Ball may choose, in its sole discretion, to leave vacant for any period of time any seat on the Board to which it has the right to designate for election a Director pursuant to this Article II.

          (j) Any rights of ITT, the B Holders, the Other Holders or Ball pursuant to Section 2.1(b), (c), (d) or (h), as the case may be, to designate for election to the Board A Directors, B Directors or C Directors, as the case may be, shall not be transferable to any other person, including Permitted Transferees.

          (k) Upon and following the earlier to occur of (i) receipt by the Company of the FCC Approval and (ii) October 31, 1999 and so long as Telespazio owns at least 50% of the number of Fully-Diluted Shares owned by Telespazio immediately following the Closing, the Company shall allow one observer designated by Telespazio to attend all meetings of the Board in a nonvoting and nonparticipatory capacity, such observer to serve at the discretion of the Board, and in connection therewith, the

     Company shall give such observer such notices, minutes, consents and other materials, financial or otherwise, provided to the Directors as the Company, in its sole discretion, so determines.

          Section 2.2 Committee Representation. Upon and following the earlier to occur of (a) receipt by the Company of the FCC Approval and (b) October 31, 1999 and during the term of this Agreement, the parties hereto and their Permitted Transferees shall take all necessary action as is required under applicable law to assure (a) that the Board have exactly three Committees (Audit, Compensation and Finance), (b) that each such Committee be composed of five members and (c) that a minimum of one A Director and one B Director be a member of each such Committee.

                                  ARTICLE III

                                APPROVAL ITEMS
                                --------------

          Section 3.1 Approval Required for Certain Actions. In addition to approval by a majority of the Board, the approval of a majority of the A Directors, if any, and a majority of the B Directors, if any, designated and elected under Article II shall be required to approve any of the following actions by the Company:

          (a) the amendment of the Certificate of Incorporation or the Bylaws or other organizational documents of the Company, including without limitation any and all certificates of designations of any series of preferred stock of the Company, or the amendment, termination or waiver of any provision under the Recap Agreement;

          (b) other than with respect to shares of New Series C Preferred Stock, securities convertible or exercisable into shares of New Series C Preferred Stock or rights or warrants entitling the holders thereof to subscribe for or purchase shares of New Series C Preferred Stock issued in connection with the High-Yield Financing, shares of New Common Stock, and New Series A Preferred Stock, New Series B Preferred Stock and New Series C Preferred Stock issued pursuant to the Recap Agreement (including any shares reclassified upon filing of the Amended and Restated Certificate of Incorporation of the Company and conversion of any shares issued in accordance with the Recap Agreement or reclassified upon filing of the Amended and Restated Certificate of Incorporation of the Company) and shares of Common Stock issued in connection with an Initial Public Offering or the issuance of securities pursuant to the Waterstone Agreement or the exercise of the Odetics Warrant or the exercise of options pursuant to the Existing Stock Option Plan (and related agreements) or the grant or exercise of options pursuant to the New Equity Plan

     (and related agreements), such grant or exercise under the New Equity Plan, together with all prior grants or exercises under the New Equity Plan since the Closing Date, representing in the aggregate no more than 15% of the Fully-Diluted Shares as of the Closing Date, the issuance, delivery or sale of any shares or equity interests, or any options, warrants, conversion or other rights to purchase any such shares or equity interests, or any securities convertible into or exchangeable for such shares or equity interests, or the issuance of any other security in respect of or in lieu of or in substitution for shares or equity interests, or the entry into any agreements restricting the transfer of, or affecting the rights of holders of shares or equity interests, the granting of any preemptive or anti-dilutive rights to any holder of any class of securities, or the granting of registration rights with respect to any class of securities;

          (c) except for the High Yield Financing, the incurrence of any indebtedness for borrowed money, the making of any guarantee of any such indebtedness, the issuance or sale of any debt securities, or the prepayment or refinancing of any indebtedness for borrowed money, in each case in excess of $25 million in the aggregate;

          (d) the replacement of the Company's independent auditors or the making of any material change in any method of financial accounting or accounting practice, except for any such change required by reason of a concurrent change in generally accepted accounting principles; and

          (e) the entry into any agreement with respect to the foregoing.

                                  ARTICLE IV

                       RESTRICTIONS ON TRANSFER OF STOCK

          Section 4.1 General Restrictions on Transfer. None of ITT, MS or CapRe shall directly or indirectly sell, offer, transfer, assign, pledge, hypothecate or otherwise dispose of any shares of New Series A Preferred Stock or New Series B Preferred Stock or any shares of the New Common Stock into which such shares of New Series A Preferred Stock or New Series B Preferred Stock, as the case may be, shall be converted, in a manner that violates the provisions of this Agreement or any applicable federal and state securities laws. Except for transfers made as part of the same transaction or series of transactions to a broadly distributed group of transferees, no transfer shall be permitted under this Agreement unless and until the proposed transferee or transferees shall agree in writing, in form and substance reasonably satisfactory to the non-transferring parties hereto, to become bound, and becomes bound, by all the terms of this Agreement. Any transfer of shares of New Series A Preferred Stock or New Series B Preferred Stock, as the case may be, or shares of New Common Stock into which such shares of New Series A Preferred Stock or New Series B Preferred Stock, as the case may be, shall be converted in violation of this Agreement shall be void and of no effect.

          Section 4.2 Legend. All certificates representing shares of New Series A Preferred Stock or New Series B Preferred Stock, or shares of New Common Stock into which such shares of New Series A Preferred Stock or New Series B Preferred Stock shall be converted, except for such shares transferred as part of the same transaction or series of transactions to a broadly distributed group of transferees pursuant to the second sentence of Section 4.1, shall bear a legend stamped, typed or otherwise legibly placed on the face or reverse side thereof substantially in the form set forth below:

     NOTICE IS HEREBY GIVEN THAT the securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state of the United States or any non-U.S. jurisdiction. The securities cannot be offered, sold, transferred or otherwise disposed of except (i) pursuant to an effective registration statement or amendment thereto under such Act and any other applicable laws or (ii) pursuant to an exemption from, or in a transaction not subject to, the registration requirements of such Act and such other applicable laws. The sale, transfer or other disposition of the securities represented by this certificate and certain other rights and obligations of the holder of this certificate are also subject to the Stockholders' Agreement, dated as of April 8, 1999, by and among EarthWatch Incorporated (the "Company") and the other parties thereto (copies of which are available for review at the principal office of the Company), and the Company reserves the right to refuse the transfer of such securities until all terms and conditions have been fulfilled with respect to such transfer as set forth in such agreement.

                                   ARTICLE V

                              REGISTRATION RIGHTS

          Section 5.1 Certain Definitions

          (a) "Register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the 1933 Act, and the automatic effectiveness or the declaration or ordering of effectiveness of such registration statement or document.

          (b) "Registrable Securities" shall mean the shares of New Common Stock issuable upon conversion of either of the New Series A Preferred Stock, New Series B Preferred Stock or New Series C Preferred

     Stock; provided, however, that any shares of New Common Stock that are sold to the public pursuant to a registered public offering or pursuant to Rule 144 under the 1933 Act or another exemption from the registration requirements of the 1933 Act pursuant to which the shares of New Common Stock are thereafter freely tradeable without restriction under the 1933 Act, or that cease to be outstanding, shall cease to be Registrable Securities; provided further, however, that any Registrable Securities acquired by any Stockholder or any of its Affiliates thereof from another Stockholder or any of its Affiliates thereof shall continue to be Registrable Securities.

          Section 5.2 Demand Registration

          (a) One or more Stockholders which shall have maintained continuous beneficial ownership, individually or in the aggregate, following the Closing of at least 10% of the Fully-Diluted Shares (excluding any Fully-Diluted Shares sold or otherwise disposed of by any Stockholder after the Closing, if even subsequently reacquired) shall have the right, at any time after the 90th day following successful launch and commercially viable operation, for a period of 60 consecutive days, of QuickBird 1, or any successor to such satellite, to request that the Company register, in an underwritten public offering or otherwise, under the 1933 Act, Registrable Securities with an aggregate fair market value of at least $5,000,000 held by it or them (any registration resulting from such a request a "Demand Registration," with such Stockholder or Stockholders making such request the "Demanding Stockholder"); provided, however, that the Other Holders shall have no right to request a Demand Registration prior to 180 days following an Initial Public Offering. A request for a Demand Registration shall specify the number of shares of Registrable Securities proposed to be sold. A registration made pursuant to such a request shall not qualify as a Demand Registration hereunder until (a) the registration statement relating thereto has been declared effective by the SEC and (b) the Demanding Stockholder is able to register and sell at least 75% of the Registrable Securities requested to be included in such registration. The Company shall not be required to effect, and each of ITT, the B Holders and the Other Holders shall not be entitled to request, more than three registrations each per ITT, the B Holders and the Other Holders under this Section 5.2.

          (b) Promptly (but in no event more than ten days) after receipt of a request for a Demand Registration, the Company shall provide notice of such request to the non-Demanding Stockholders, and such non-Demanding Stockholder shall have the right, within 10 days after the date of receipt of such notice from the Company, to request that the Company include in the offering to which the Demand Registration relates all or a portion of such non-Demanding Stockholders' Registrable Securities.

          (c) The Company shall not include in any Demand Registration any securities that are not Registrable Securities without the prior written consent of the Demanding Stockholder. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that, in their opinion, the number or class of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering, exceeds the number or class of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the marketability of the offering, the Company shall include in such Demand Registration (A) first, the number of Registrable Securities requested to be included in such registration by any Stockholders pro rata, if necessary, among such Stockholders based on the number of Registrable Securities owned by each such Stockholder, (B) second, the number of equity securities to be registered for the account of the Company, and (C) third, any other securities of the Company requested to be included in such registration pro rata, if necessary, on the basis of the number of such other securities owned by each holder of such other securities.

          (d) Notwithstanding the foregoing, if the Company shall furnish to the Demanding Stockholder a certificate signed by an officer of the Company stating that, in the reasonable good faith judgment of the Board, it would not be in the best interests of the Company and its stockholders for such registration to be effected (because the Company is engaging in or intends to engage in an acquisition, divestiture or other material transaction or due to other extraordinary events relating to the Company, but, in any case, not including for purposes of the Company avoiding its obligations hereunder), then the Company shall have the right to defer such registration for a period of not more than 90 days after receipt of the request of the Demanding Stockholder; provided, however, that (i) the Company shall not be entitled to defer its obligation to effect a registration for an aggregate of more than 180 days within any 365-day period and (ii) the Company shall make and communicate to the selling Stockholders its determinations under this paragraph in respect of a registration under this Section 5.2 within 15 days of the Company's receipt of the Demand Registration notice in respect of such registration or, to the extent reasonably practicable, promptly after becoming aware of such transaction.

          (e) The Demanding Stockholder shall select the book-running and other managing underwriters in connection with an offering pursuant to a Demand Registration, and any additional investment bankers and managers to be used in connection with the offering, in each case which shall be reasonably satisfactory to the Company.

          Section 5.3 Piggyback Registration

          (a) At any time that the Company proposes to register any shares of Common Stock under the 1933 Act for sale solely for cash, for its own account or pursuant to a Demand Registration, and the registration form to be used may be used for the registration of Registrable Securities (each a "Piggyback Registration"), the Company shall give written notice of such proposed registration to the Stockholders and the Non-party Holders as soon as practicable (but in no event less than 20 days before the anticipated filing date of the registration statement effecting such registration), and the Company shall include in any such registration by it all Registrable Securities with respect to which it has received written requests for inclusion therein within 10 days after receipt by such Stockholders or by such Non-party Holders of such written notice from the Company. If any Piggyback Registration is an underwritten offering, the Company shall select the book-running and other managing underwriters in connection with such offering and any additional investment bankers and managers to be used in connection with the offering.

          (b) If a Piggyback Registration is an underwritten primary registration on behalf of the Company, the Company shall include in such registration all securities requested to be included in such registration; provided, however, that if the managing underwriters advise the Company in writing that in their opinion the number or class of such securities requested to be included in such registration exceeds the number or class which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration (1) first, the securities that the Company proposes to sell,
     (2) second, to the extent Registrable Securities requested for inclusion therein need to be reduced as a result of such advice, the Registrable Securities requested to be included in such registration, pro rata among the Stockholders of such Registrable Securities on the basis of the number of Registrable Securities owned by each such Stockholder, (3) third, the Registrable Securities requested to be included in such registration, pro rata among the Non-party Holders of such Registrable Securities on the basis of the number of Registrable Securities owned by each such Non-party Holder and (4) fourth, other securities, if any, requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of such securities owned by each such holder.

          (c) If a Piggyback Registration is in connection with a Demand Registration, the restrictions set forth in Section 5.2(c) shall apply. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of securities of the Company (and is not a Demand Registration) and the managing underwriters advise the Company in writing that in their opinion the number or class of securities requested to be included in such registration exceeds the number or class which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration (1) first, the Registrable Securities requested to be included in such registration, pro rata among the Stockholders of such Registrable Securities on the basis of the number of Registrable Securities owned by each such Stockholder, (2) second, the Registrable Securities requested to be included in such registration, pro rata among the Non-party Holders of such Registrable Securities on the basis of the number of Registrable Securities owned by each such Nonparty Holder and (3) third, any other securities requested to be included in such registration not covered by clause (1) above pro rata among the holders of such securities on the basis of the number of such securities owned by each such holder.

          (d) The Company shall not be obligated to include any Registrable Securities in a registration statement (1) filed on Forms S-4 or S-8 or such other similar successor forms then in effect under the 1933 Act, (2) pursuant to which the Company is offering to exchange its own securities or
     (3) relating solely to dividend reinvestment plans.

          (e) Any Piggyback Registration relating to a sale of securities by the Company for its own account shall be managed by the Company; the Company shall have the power to select the managing underwriter(s) for such offering, and shall in consultation with the managing underwriter(s) have the power to determine the offering price, the underwriting discounts and commissions, the terms of the underwriting agreement, the timing of the registration and related offering, counsel to the Company, and all other administrative matters related to the registration and related offering. To the extent that the Stockholders or Non-party Holders participate in such a registration and related offering, such Stockholders or Non-party Holders shall enter into, and sell their Registrable Securities only pursuant to, the underwriting arranged by the Company, and shall either commit to attend the closing of the offering and take such other actions as may be reasonably necessary to effect their participation in the offering and to provide any assurances reasonably requested by the Company and the managing underwriter(s) in that regard, or shall deliver to the Company in custody certificates representing all Registrable Securities to be included in the registration and shall execute and deliver to the Company a custody agreement and a power of attorney, each in form and substance appropriate for the purpose of effecting their participation in such registration.

          Section 5.4 Registration Procedures. Subject to the limitations in Sections 5.2 and 5.3, whenever the Stockholders or Non-party Holders have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its reasonable best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as practicable:

          (a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective;

          (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the applicable period and comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

          (c) if requested, prior to filing such registration statement or any amendment or supplement thereto, furnish to the selling Stockholders and Non-party Holders and each managing underwriter, if any, copies thereof, and thereafter furnish to the selling Stockholders and Non-party Holders and each such underwriter, if any, such number of copies of such registration statement, each amendment and supplement thereto (in each case including without limitation all exhibits thereto and documents incorporated by reference therein) and the prospectus included in such registration statement (including without limitation each preliminary prospectus) as such Stockholders or Non-party Holders or such underwriter may reasonably request in order to facilitate the sale of the Registrable Securities;

          (d) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided, that the Company shall not be required to (1) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (2) subject itself to taxation in any such jurisdiction, or (3) consent to general service of process (i.e., service of process which is not limited solely to securities law violations) in any such jurisdiction;

          (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the

     1933 Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, promptly prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

          (f) notify each seller of such Registrable Securities and, if requested by any such seller of Registrable Securities, confirm such notice in writing, (1) when the prospectus or any prospectus supplement or post-effective amendment included in such registration statement has been filed, and, with respect to any registration statement or any post-effective amendment thereto, when the same has become effective, (2) of any request by the SEC for amendments to such registration statement or amendments or supplements to the prospectus or for additional information relating thereto, (3) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement under the 1933 Act or of the suspension by any state securities commission of the qualification of such Registrable Securities, as applicable, for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes;

          (g) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASDAQ (or such other national securities exchange as the Board determines provides the best liquidity on which such Registrable Securities may be listed), if so requested by the holders of a majority of the Registrable Securities being sold, or if so requested by the managing underwriter of an offering pursuant to such registration statement;

          (h) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

          (i) enter into such customary agreements (including without limitation underwriting agreements in customary form) and take all such other actions as the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

          (j) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent re-tained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the managers, officers, members, employees and independent accountants of the Company to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

          (k) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the first full calendar quarter of the Company after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 promulgated thereunder;

          (l) permit any selling Stockholder or Non-party Holder (which Stockholder or Non-party Holder, in the Company's sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company) to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such Stockholder or Non-party Holder and its counsel should be included;

          (m) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included in such registration statement for sale in any jurisdiction, use its reasonable best efforts promptly to obtain the withdrawal of such order;

          (n) use its reasonable best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

          (o) obtain a "cold comfort" letter from the independent public accountants of the Company in customary form and covering such matters of the type customarily covered by "cold comfort" letters as the holders of a majority of the Registrable Securities being sold reasonably request;

          (p) cooperate, and cause its management to cooperate, in the selling effort of such offering, and, if the holders owning a majority of the Registrable Securities being sold in such offering reasonably request, coordinate and conduct a "road show" in connection with such offering; and

          (q) otherwise facilitate such registration and related offering.

          The Company may require the Stockholders or the Non-party Holders promptly to furnish in writing to the Company such information regarding the Stockholders' or the Non-party Holders' plan of distribution of the Registrable Securities and other information as the Company may from time to time reasonably request or as may be legally required in connection with such registration.

          Section 5.5 Registration Expenses. In connection with any Demand Registration or Piggyback Registration, each selling Stockholder or Non-party Holder shall be responsible for any underwriting discounts or commission that may be payable in connection with the sale of its respective securities. The Company shall pay all other expenses incurred in connection with such registration, including without limitation (1) all filing fees with the SEC,
(2) fees and expenses of compliance with securities or blue sky laws (including without limitation reasonable fees and disbursements of counsel in connection with blue sky qualifications of the securities), (3) printing expenses, (4) the fees and expenses incurred in connection with the listing of the securities,
(5) fees and expenses of counsel and independent certified public accountants for the Company (including without limitation the expenses of any comfort letters pursuant to Section 5.4(o) hereof), (6) the reasonable fees and expenses of any additional experts retained by the Company in connection with such registration and (7) fees and expenses of one counsel to the selling Stockholders and Non-party Holders to be mutually agreed upon.

          Section 5.6 Indemnification by the Company. The Company agrees to indemnify and hold harmless each person who participates as an underwriter, each Stockholder and their respective partners, directors, officers and employees and each person, if any, who controls any Stockholder or Non-party Holder or underwriter within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act as follows:

          (a) against any and all losses, liabilities, claims, damages, judgments and reasonable expenses whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any registration statement pursuant to which Registrable Securities were registered under the 1933 Act, including without limitation all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any prospectus, including without limitation all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (b) against any and all losses, liabilities, claims, damages, judgments and reasonable expenses whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, investigation or proceeding by any governmental agency or body, commenced or threatened, or of any other claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

          (c) against any and all reasonable expense whatsoever, as incurred (including without limitation fees and disbursements of counsel), incurred in investigating, preparing or defending against any litigation, investigation or proceeding, commenced or threatened, in each case whether or not such person is a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (a) or (b) above;

provided, however, that this indemnity agreement (i) does not apply to any Stockholder or Non-party Holder or underwriter with respect to any loss, liability, claim, damage, judgment or expense to the extent arising out of any untrue statement or alleged untrue statement of a material fact contained in any prospectus, or the omission or alleged omission therefrom of a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in any such case made in reliance upon and in conformity with written information furnished to the Company by such Stockholder or Non-party Holder or underwriter expressly for use in a registration statement (or any amendment thereto) or any prospectus (or any amendment or supplement thereto) and (ii) shall not inure to the benefit of any Stockholder or Non-party Holder or underwriter if a copy of the current prospectus was not provided to a purchaser and such current prospectus would have cured the defect giving rise to such loss, claim, damage, liability, judgment or expense.

          Section 5.7 Indemnification by Stockholders. Each selling Stockholder and Non-party Holder severally agrees to indemnify and hold harmless the Company, each underwriter and the other selling Stockholders and Non-party Holders, and each of their respective partners, directors, officers and employees (including without limitation each officer of the Company who signed the registration statement), and each person, if any, who controls the Company, any underwriter or any other selling Stockholder or Non-party Holder within the meaning of Section 15 of the 1933 Act, against any and all losses, liabilities, claims, damages, judgments and expenses described in the indemnity contained in
Section 5.6 (provided that any settlement of the type described therein is effected with the written consent of such selling Stockholder or such Non-party Holder), as incurred, but only with respect to untrue statements or alleged untrue statements of a material fact contained in any prospectus or the omissions, or alleged omissions therefrom of a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in any such case made in reliance upon and in conformity with written information furnished to the Company by such selling Stockholder or such Non-party Holder expressly for use in such registration statement (or any amendment thereto) or such prospectus (or any amendment or supplement thereto).

          Section 5.8 Conduct of Indemnification Proceedings. Each indemnified party shall give reasonably prompt notice to each indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder; provided, however, that failure so to notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have under this indemnity agreement, except to the extent that the indemnifying party is materially prejudiced by such failure to give notice. If the indemnifying party so elects within a reasonable time after receipt of such notice, such indemnifying party may assume the defense of such action or proceeding at such indemnifying party's expense with counsel chosen by the indemnifying party and approved by the indemnified party defendant in such action or proceeding, which approval shall not be unreasonably withheld; provided, however, that, if such indemnified party determines in good faith that a conflict of interest exists and that therefore it is advisable for such indemnified party to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to it which are different from or in addition to those available to the indemnifying party, then the indemnifying party shall not be entitled to assume such defense and the indemnified party shall be entitled to separate counsel (limited in each jurisdiction to one counsel for all underwriters and another counsel for all other indemnified parties under this Agreement) at the indemnifying party's expense. If an indemnifying party is not so entitled to assume the defense of such action or does not assume such defense, after having received the notice referred to in the first sentence of this paragraph, the indemnifying party will pay the reasonable fees and expenses of counsel for the indemnified party (limited in each jurisdiction to one counsel for all underwriters and another counsel for all other indemnified parties under this Agreement). No indemnifying party will be liable for any settlement effected without the written consent of such indemnifying party, which consent shall not be unreasonably withheld. If an indemnifying party is entitled to assume, and assumes, the defense of such action or proceeding in accordance with this paragraph, such indemnifying party shall not, except as otherwise provided in this Section 5.8, be liable for any fees and expenses of counsel for the indemnified party incurred thereafter in connection with such action or proceeding.

          Section 5.9  Contribution.

          (a) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Sections 5.6 through 5.8 is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms in respect of any losses, liabilities, claims, damages, judgments and expenses suffered by an indemnified party referred to therein, each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, liabilities, claims, damages, judgments and expenses in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the liable selling Stockholders and Non-party Holders (including without limitation, in each case, that of their respective officers, directors, employees and agents) on the other in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages, judgments or expenses, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the liable selling Stockholders and Non-party Holders (including without limitation, in each case, that of their respective officers, directors, employees and agents) on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by or on behalf of the selling Stockholders and Non-party Holders, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, liabilities, claims, damages, judgments and expenses referred to above shall be deemed to include, subject to the limitations set forth in
     Section 5.8, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

          (b) The parties agree that it would not be just and equitable if contribution pursuant to this Section 5.9 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in subparagraph (a) above. Notwithstanding the provisions of this Section 5.9, in the case of distributions to the public, an indemnifying Stockholder or Non-party Holder shall not be required to contribute any amount in excess of the amount by which (A) the total price at which the Registrable Securities sold by such indemnifying Stockholder or Non-party Holder and its affiliated indemnifying Stockholders and Non-party Holders and distributed to the public were offered to the public exceeds (B) the amount of any damages which such indemnifying Stockholder or Non-party Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (c) For purposes of Section 5.6 through this Section 5.9, each person, if any, who controls a Stockholder or Non-party Holder or an underwriter within the meaning of Section 15 of the 1933 Act (and their respective partners, directors, officers and employees) shall have the same rights to contribution as such Stockholder or Non-party Holder or underwriter; and each director of the Company, each officer of the Company who signed the registration statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act, shall have the same rights to contribution as the Company.

          Section 5.10 Participation in Underwritten Registrations. No Stockholder or Non-party Holder may participate in any underwritten registered offering contemplated hereunder unless such Stockholder or Non-party Holder
(a) agrees to sell its securities on the basis provided in any underwriting arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up agreements and other documents reasonably required under the terms hereof and of such underwriting arrangements.

          Section 5.11 Rule 144. The Company covenants that from and after an Initial Public Offering it shall file any reports required to be filed by it under the 1933 Act and the 1934 Act and that it shall take such further action as the Stockholders or Non-party Holders may reasonably request, all to the extent required from time to time to enable the Stockholders or Non-party Holders to sell Registrable Securities without registration under the 1933 Act within the limitation of the exemptions provided by Rule 144 under the 1933 Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Stockholder or Non-party Holder, the Company shall promptly deliver to the Stockholders and Non-party Holders a written statement as to whether it has complied with such requirements.

          Section 5.12  Holdback Agreements.

          (a) To the extent not inconsistent with applicable law, each Stockholder and Non-party Holder agrees not to effect any public sale or distribution (including without limitation sales pursuant to Rule 144) of equity securities of the Company or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the period of up to 180 days beginning on the effective date of any Demand Registration or Piggyback Registration for a public offering to be underwritten on a firm commitment basis in which Registrable Securities are included (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

          (b) The Company agrees (1) not to effect any public sale or distribution (including without limitation sales pursuant to Rule 144) of its equity securities or any securities convertible into or exchangeable or exercisable for such equity securities, during the seven days prior to and the period of up to 180 days beginning on the effective date of any Demand Registration or Piggyback Registration for a public offering to be underwritten on a firm commitment basis in which Registrable Securities are included (except as part of such underwritten registration or pursuant to registrations on Forms S-4 or S-8 or any successor forms), unless the underwriters managing the registered public offering otherwise agree, and
     (2) to use its reasonable best efforts to cause each other stockholder of at least 5% of the Fully-Diluted Shares to agree not to effect any public sale or distribution (including without limitation sales pursuant to Rule
     144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

                                  ARTICLE VI

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

          Section 6.1 Representations and Warranties of the Company. The Company represents and warrants to each of MS, CapRe and ITT as follows:

          (a) Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

          (b) Authority. The Company has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated on its part hereby. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company. No other action on the part of the Company is necessary to authorize the execution and delivery of this Agreement by the Company or the performance by the Company of its obligations hereunder. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium, reorganization or similar laws affecting creditors' rights generally and subject to general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (c) No Violation. The execution and delivery of this Agreement by the Company, the performance by the Company of its obligations hereunder and the consummation by the Company of the transactions contemplated hereby, will not (i) violate any provision of law, rule, regulation, order, writ, judgment, injunction, decree, determination or award applicable to the Company, (ii) require the consent, waiver, approval, license or authorization of or any filing by the Company with any governmental authority (other than any filings required under the 1934 Act) or (iii) violate, result (with or without notice or the passage of time, or both) in a breach of or give rise to the right to accelerate, terminate or cancel any obligation under or constitute (with or without notice or the passage of time, or both) a default under, any of the terms or provisions of any charter document or bylaw, agreement, note, indenture, mortgage, contract, order, judgment, ordinance, regulation or decree to which the Company is subject or by which the Company is bound and which would have a material adverse effect on the ability of the Company to perform its obligations under this Agreement.

          Section 6.2 MS Representations and Warranties. MS represents and warrants to each of the Company, CapRe and ITT as follows:

          (a) Authority. MS has full power and authority to execute and deliver this Agreement and to consummate the transactions contemplated on its part hereby. This Agreement has been duly executed and delivered by MS and constitutes a legal, valid and binding agreement of MS, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium, reorganization or similar laws affecting creditors' rights generally and subject to general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (b) No Violation. The execution and delivery of this Agreement by MS, the performance by MS of its obligations hereunder and the consummation by MS of the transactions contemplated hereby will not (i) violate any provision of law, rule, regulation, order, writ, judgment, injunction, decree, determination or award applicable to MS, (ii) require the consent, waiver, approval, license or authorization of or any filing by MS with any governmental authority (other than any filings required under the 1934 Act) or (iii) violate, result (with or without notice or the passage of time, or both) in a breach of or give rise to the right to accelerate, terminate or cancel any obligation under or constitute (with or without notice or the passage of time, or both) a default under, any of the terms or provi-sions of any charter document or bylaw, agreement, note, indenture, mortgage, contract, order, judgment, ordinance, regulation or decree to which MS is subject or by which MS is bound and which would have a material adverse effect on the ability of MS to perform its obligations under this Agreement.

          Section 6.3 CapRe Representations and Warranties. CapRe represents and warrants to each of the Company, MS and ITT as follows:

          (a) Authority. CapRe has full power and authority to execute and deliver this Agreement and to consummate the transactions contemplated on its part hereby. This Agreement has been duly executed and delivered by CapRe and constitutes a legal, valid and binding agreement of CapRe, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium, reorganization or similar laws affecting creditors' rights generally and subject to general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (b) No Violation. The execution and delivery of this Agreement by CapRe, the performance by CapRe of its obligations hereunder and the consummation by CapRe of the transactions contemplated hereby will not (i) violate any provision of law, rule, regulation, order, writ, judgment, injunction, decree, determination or award applicable to CapRe, (ii) require the consent, waiver, approval, license or authorization of or any filing by CapRe with any governmental authority (other than any filings required under the 1934 Act) or (iii) violate, result (with or without notice or the passage of time, or both) in a breach of or give rise to the right to accelerate, terminate or cancel any obligation under or constitute (with or without notice or the passage of time, or both) a default under, any of the terms or provisions of any agreement, note, indenture, mortgage, contract, order, judgment, ordinance, regulation or decree to which CapRe is subject or by which CapRe is bound and which would have a material adverse effect on the ability of CapRe to perform its obligations under this Agreement.

          Section 6.4 ITT Representations and Warranties. ITT represents and warrants to each of the Company, MS and CapRe as follows:

          (a) Authority. ITT has full power and authority to execute and deliver this Agreement and to consummate the transactions contemplated on its part hereby. This Agreement has been duly executed and delivered by ITT and constitutes a legal, valid and binding agreement of ITT, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium, reorganization or similar laws af-fecting creditors' rights generally and subject to general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (b) No Violation. The execution and delivery of this Agreement by ITT, the performance by ITT of its obligations hereunder and the consummation by ITT of the transactions contemplated hereby will not (i) violate any provision of law, rule, regulation, order, writ, judgment, injunction, decree, determination or award applicable to ITT, (ii) require the consent, waiver, approval, license or authorization of or any filing by ITT with any governmental authority (other than any filings required under the 1934 Act) or (iii) violate, result (with or without notice or the passage of time, or both) in a breach of or give rise to the right to accelerate, terminate or cancel any obligation under or constitute (with or without notice or the passage of time, or both) a default under, any of the terms or provisions of any agreement, note, indenture, mortgage, contract, order, judgment, ordinance, regulation or decree to which ITT is subject or by which ITT is bound and which would have a material adverse effect on the ability of ITT to perform its obligations under this Agreement.

                                  ARTICLE VII

                              GENERAL PROVISIONS
                              ------------------

     Section 7.1 License Activities.

     (a) Notwithstanding anything to the contrary contained in this Agreement, the Recap Agreement or the certificates of designations of any series of preferred stock of the Company, neither the Company nor any party hereto shall, without first obtaining the approval or consent of the FCC, take any action pursuant to this Agreement, the Recap Agreement or the certificates of designations of any series of preferred stock of the Company which would be reasonably likely to cause or result in any acquisition or transfer of ownership of the Company or its assets, assignment of any FCC License or any change of control that would require, under then existing law (including the Communications Act of 1934, as amended), the prior approval of the FCC; provided, however, that the preceding clause shall not preclude any of MS, CapRe or ITT, as the case may be, from exercising its rights under Article III of this Agreement, Articles 5. 1 (a) and (b) of the Recap Agreement and Article IV, Sections B(7)(d) and C(7)(d) of the Amended and Restated Certificate of Incorporation of the Company.

     (b) In the event the FCC Approval has not been received by the Company on or prior to October 31, 1999, the Company, promptly upon the request of each of ITT, MS and CapRe, shall take all actions as are reasonably necessary to surrender or abandon the FCC Licenses.

          Section 7.2 Termination. This Agreement shall terminate upon the earliest to occur of

          (a) a mutual agreement among all the parties hereto to terminate this Agreement;

          (b) as to any of ITT, MS or CapRe, at such time as such party ceases to own any shares of New Series A Preferred Stock, in the case of ITT, or New Series B Preferred Stock, in the case of MS and CapRe, or any shares of New Common Stock into which such shares of New Series A Preferred Stock or New Series B Preferred Stock shall be converted; provided, however, that the provisions hereof will continue to apply to any Permitted Transferees of ITT, MS or CapRe even after such provisions terminate with respect to such parties; and

          (c) March 31, 2009.

          Section 7.3 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties. Copies of executed counterparts transmitted by telecopy, telefax. or other electronic transmission service shall be considered original executed counterparts for purposes of this Section, provided receipt of copies of such counterparts is confirmed.

          Section 7.4 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PRINCIPLES THEREOF.

          Section 7.5 Entire Agreemment. Except for any agreements, understanding, representations or warranties set forth in the Recap Agreement, this Agreement contains the entire agreement between the parties with respect to the subject matter hereof and there are no agreements, understandings, representations or warranties between the parties other than those set forth or referred to herein. This Agreement is not intended to confer upon any person not a party hereto (and their successors and assigns) any rights or remedies hereunder.

          Section 7.6 Specific Performance. The parties hereto each acknowledge that, in view of the uniqueness of arrangements contemplated by this Agreement, the parties hereto would not have an adequate remedy at law for money damages in the event that this Agreement were not performed in accordance with its terms, and therefore agree that the parties hereto shall be entitled to specific enforcement of the terms hereof in addition to any other remedy to which the parties hereto may be entitled at law or in equity.

          Section 7.7 Notices. All notices, requests, demands or other communications required by or otherwise with respect to this Agreement shall be in writing and shall be deemed to have been duly given to any party when delivered by hand, by messenger, or by a nationally recognized overnight delivery company, when delivered by telecopy and confirmed by return telecopy, or when delivered by first-class mail, postage prepaid and return receipt requested, in each case to the applicable addresses set forth below (or such other addresses as a party may designate by written notice to each other party).

          (a) Notices to the Company shall be addressed to:

                    EarthWatch Incorporated
                    1900 Pike Road
                    Longmont, Colorado 80501-6700
                    Telecopy: (303) 682-3808
                    Attention: Herbert F. Satterlee, III

          with a copy to:

                    Cooley Godward LLP
                    2595 Canyon Boulevard, Suite 250
                    Boulder, Colorado 80302-6737
                    Telecopy: (303) 546-4099
                    Attention: James C.T. Linfield, Esq.

          (b) Notices to MS shall be addressed to:

                    Morgan Stanley & Co., Incorporated
                    1585 Broadway
                    New York, New York 10036
                    Telecopy: (212) 761-0672
                    Attention: Michael Petrick

          with a copy to:

                    Wachtell, Lipton, Rosen & Katz
                    51 West 52nd Street
                    New York, New York 10019
                    Telecopy: (212) 403-2000
                    Attention: Scott K. Charles, Esq.

          (c) Notices to CapRe shall be addressed to:

                    Capital Research and Management Company
                    11100 Santa Monica Blvd., Suite 1500
                    Los Angeles, California 90025
                    Telecopy: (310) 996-6022
                    Attention: David Daigle

          with a copy to:

                    Wachtell, Lipton, Rosen & Katz
                    51 West 52nd Street
                    New York, New York 10019
                    Telecopy: (212) 403-2000
                    Attention: Scott K. Charles, Esq.

          (d) Notices to ITT shall be addressed to:

                    ITT Industries, Inc.
                    4 West Red Oak Lane
                    White Plains, New York 10604
                    Telecopy: (914) 696-2963
                    Attention: Martin Kamber

          with a copy to:

                    Simpson Thacher & Bartlett
                    425 Lexington Avenue
                    New York, New York 10017
                    Telecopy: (212) 455-2502
                    Attention: Gary L. Sellers, Esq.

          Section 7.8 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors; provided, however, that except as set forth in the next sentence, no party may assign its rights and obligations hereunder. Each party may assign its rights and obligations hereunder to one or more majority-owned, direct or indirect subsidiaries or other Affiliates.

          Section 7.9 Headings. The Section, Article and other headings contained in this Agreement are inserted for convenience of reference only and will not affect the meaning or interpretation of this Agreement. All references to Sections or Articles contained herein mean Sections or Articles of this Agreement unless otherwise stated.

          Section 7.10 Amendments and Waivers. This Agreement may not be modified or amended except by an instrument or instruments in writing signed by the parties against whom enforcement of any such modification or amendment is sought; provided, however, that the provisions set forth in Article V may be amended by an instrument or instruments in writing signed by a majority of the holders of the shares of each of the Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock. Any party hereto may, only by an instrument in writing, waive compliance by the other parties hereto with any term or provision hereof on the part of such other parties hereto to be performed or complied with. The waiver by any party hereto of a breach of any term or provision hereof shall not be construed as a waiver of any subsequent breach.

          Section 7.11 Interpretation; Absence of Presumption.

          (a) For the purposes hereof, (i) words in the singular shall be held to include the plural and vice versa and words of one gender shall be held to include the other gender as the context requires, (ii) the terms "hereof," "herein," and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article, Section and paragraph references are to the Articles, Sections and paragraphs to this Agreement unless otherwise specified, (iii) the word "including" and words of similar import when used in this Agreement shall mean "including, without limitation," unless the context otherwise requires or unless otherwise specified, (iv) the word "or" shall not be exclusive, and (v) provisions shall apply, when appropriate, to successive events and transactions.

          (b) This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted.

          Section 7.12 Severability. Any provision hereof which is invalid or unenforceable shall be ineffective to the extent of such invalidity or unenforceability, without affecting in any way the remaining provisions hereof.

          Section 7.13 Further Assurances. The parties hereto agree that, from time to time, each of them will, and will cause their respective Affiliates to, execute and deliver such further instruments and take such other action as may be necessary to carry out the purposes and intents hereof.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties hereto as of the day first above written.


                                      EARTHWATCH INCORPORATED

                                      By:    /S/ Herbert F. Satterlee
                                         ---------------------------------------
                                          Name:  Herbert F. Satterlee
                                          Title: President and CEO


                                      MORGAN STANLEY & CO., INCORPORATED

                                      By:    /S/ Michael Petrick
                                         ---------------------------------------
                                          Name:  Michael Petrick
                                          Title: Managing Director


                                      AMERICAN HIGH-INCOME TRUST
                                      By Capital Research and Management Company

                                      By:   /S/ Paul G. Haaga, Jr.
                                         ---------------------------------------
                                          Name:  Paul G. Haaga, Jr.
                                          Title: Executive Vice President


                                      AMERICAN VARIABLE INSURANCE SERIES ASSET
                                      ALLOCATION FUND
                                      By Capital Research and Management Company

                                      By:    /S/ Paul G. Haaga
                                         ---------------------------------------
                                          Name:  Paul G. Haaga
                                          Title: Executive Vice President


                                      AMERICAN VARIABLE INSURANCE SERIES BOND
                                      FUND
                                      By Capital Research and Management Company

                                      By:    /S/ Paul G. Haaga
                                         ---------------------------------------
                                          Name:  Paul G. Haaga
                                          Title: Executive Vice President


                  [SIGNATURE PAGE TO STOCKHOLDERS' AGREEMENT]

                                      AMERICAN VARIABLE INSURANCE SERIES HIGH-
                                      YIELD BOND FUND
                                      By Capital Research and Management Company

                                      By:    /S/ Paul G. Haaga, Jr.
                                         ---------------------------------------
                                          Name:  Paul G. Haaga, Jr.
                                          Title: Executive Vice President


                                      THE BOND FUND OF AMERICA, INC.
                                      By Capital Research and Management Company

                                      By:    /S/ Paul G. Haaga, Jr.
                                         ---------------------------------------
                                          Name:  Paul G. Haaga, Jr.
                                          Title: Executive Vice President


                                      ITT INDUSTRIES, INC.

                                      By:
                                         ---------------------------------------
                                          Name:
                                          Title:


                                      ------------------------------------------


                  [SIGNATURE PAGE TO STOCKHOLDERS' AGREEMENT]

          IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties hereto as of the day first above written.


                                      EARTHWATCH INCORPORATED

                                      By:
                                         ------------------------------
                                         Name:
                                         Title:

                                      MORGAN STANLEY & CO., INCORPORATED

                                      By:
                                         ------------------------------
                                         Name:
                                         Title:


                                      CAPITAL RESEARCH AND MANAGEMENT
                                        COMPANY

                                      By:
                                         ------------------------------
                                         Name:
                                         Title:


                                      ITT INDUSTRIES, INC.

                                      By:    /S/ Martin Kamber
                                         ------------------------------
                                         Name:  Martin Kamber
                                         Title: Senior Vice President


                  [SIGNATURE PAGE TO STOCKHOLDERS' AGREEMENT]

                                      AMERICAN VARIABLE INSURANCE SERIES HIGH-
                                      YIELD BOND FUND
                                      By Capital Research and Management Company

                                      By:
                                         ---------------------------------------
                                          Name:
                                          Title:


                                      THE BOND FUND OF AMERICA, INC.
                                      By Capital Research and Management Company

                                      By:
                                         ---------------------------------------
                                          Name:
                                          Title:


                                      ITT INDUSTRIES, INC.

                                      By:
                                         ---------------------------------------
                                          Name:
                                          Title:


                                      BALL TECHNOLOGIES HOLDINGS CORP.
                                      ------------------------------------------


                                      By:    /S/ Donald W. Vanlandingham
                                         ---------------------------------------
                                          Name:  Donald W. Vanlandingham
                                          Title: President


                                      ------------------------------------------

                                      By:
                                         ---------------------------------------
                                          Name:
                                          Title:


                                      ------------------------------------------

     IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of the parties hereto as of the day first above written.


                                      EARTHWATCH INCORPORATED

                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                      MORGAN STANLEY & CO., INCORPORATED

                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                      CAPITAL RESEARCH AND MANAGEMENT COMPANY,
                                       for the benefit of American High-Income
                                       Trust, American Variable Insurance Series
                                       High-Yield Bond Fund and Bond Fund of
                                       America, Inc.

                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                      ITT INDUSTRIES, INC.

                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                      SERIES C PREFERRED STOCKHOLDER
                                      Alta V Limited Partnership
                                      By: Alta V Management Partners, L.P.

                                      By: /s/ [ SIGNATURE ILLEGIBLE]^^
                                         ---------------------------------------
                                                     General Partner


                  [SIGNATURE PAGE TO STOCKHOLDERS' AGREEMENT]

     IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties hereto as of the day first above written.


                               EARTHWATCH INCORPORATED

                               By:
                                  ---------------------------
                                  Name:
                                  Title:


                               MORGAN STANLEY & CO., INCORPORATED

                               By:
                                  ----------------------------
                                  Name:
                                  Title:


                               CAPITAL RESEARCH AND MANAGEMENT
                                 COMPANY, for the benefit of American
                                 High-Income Trust, American Variable Insurance Series High-Yield Bond Fund and Bond Fund of America, Inc.

                               By:
                                  -----------------------------
                                  Name:
                                  Title:


                               ITT INDUSTRIES, INC.

                               By:
                                  -----------------------------
                                  Name:
                                  Title:


                               SERIES C PREFERRED STOCKHOLDER
                                 Customs House Partners

                               By: /s/ [SIGNATURE ILLEGIBLE]^^
                                  -----------------------------
                                     Under Power of Attorney


                  [SIGNATURE PAGE TO STOCKHOLDERS' AGREEMENT]

     IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties hereto as of the day first above written.


                               EARTHWATCH INCORPORATED

                               By:
                                  ---------------------------
                                  Name:
                                  Title:


                               MORGAN STANLEY & CO., INCORPORATED

                               By:
                                  ----------------------------
                                  Name:
                                  Title:


                               CAPITAL RESEARCH AND MANAGEMENT
                                 COMPANY, for the benefit of American
                                 High-Income Trust, American Variable Insurance Series High-Yield Bond Fund and Bond Fund of America, Inc.

                               By:
                                  -----------------------------
                                  Name:
                                  Title:


                               ITT INDUSTRIES, INC.

                               By:
                                  -----------------------------
                                  Name:
                                  Title:


                               SERIES C PREFERRED STOCKHOLDER

                               By: /s/ Amedeo Natali
                                  -----------------------------
                                  Name:  Amedeo Natali
                                  Title: Director General Telespazio S.P.A.


                  [SIGNATURE PAGE TO STOCKHOLDERS' AGREEMENT]

     IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties hereto as of the day first above written.


                               EARTHWATCH INCORPORATED

                               By:
                                  ---------------------------
                                  Name:
                                  Title:


                               MORGAN STANLEY & CO., INCORPORATED

                               By:
                                  ----------------------------
                                  Name:
                                  Title:


                               CAPITAL RESEARCH AND MANAGEMENT
                                 COMPANY, for the benefit of American
                                 High-Income Trust, American Variable Insurance Series High-Yield Bond Fund and Bond Fund of America, Inc.

                               By:
                                  -----------------------------
                                  Name:
                                  Title:


                               ITT INDUSTRIES, INC.

                               By:
                                  -----------------------------
                                  Name:
                                  Title:


                               SERIES C PREFERRED STOCKHOLDER
                                 CEDC & Co. c/o Bankers Trust DTC #903 on behalf of CM Capital for benefit of LA Fire & Police

                               By:
                                  -----------------------------
                                  Name:  Jeff Donohue
                                  Title: Asst Treasurer
                                         B7 Sepuiues TN


                  [SIGNATURE PAGE TO STOCKHOLDERS' AGREEMENT]

     IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties hereto as of the day first above written.


                               EARTHWATCH INCORPORATED

                               By:
                                  ---------------------------
                                  Name:
                                  Title:


                               MORGAN STANLEY & CO., INCORPORATED

                               By:
                                  ----------------------------
                                  Name:
                                  Title:


                               CAPITAL RESEARCH AND MANAGEMENT
                                 COMPANY, for the benefit of American
                                 High-Income Trust, American Variable Insurance Series High-Yield Bond Fund and Bond Fund of America, Inc.

                               By:
                                  -----------------------------
                                  Name:
                                  Title:


                               ITT INDUSTRIES, INC.

                               By:
                                  -----------------------------
                                  Name:
                                  Title:


                               SERIES C PREFERRED STOCKHOLDER

                               By: /s/ [SIGNATURE ILLEGIBLE]^^
                                  -----------------------------
                                  Name:  [ILLEGIBLE COPY]
                                  Title: General Partner


                  [SIGNATURE PAGE TO STOCKHOLDERS' AGREEMENT]

     IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties hereto as of the day first above written.


                               EARTHWATCH INCORPORATED

                               By:
                                  ---------------------------
                                  Name:
                                  Title:


                               MORGAN STANLEY & CO., INCORPORATED

                               By:
                                  ----------------------------
                                  Name:
                                  Title:


                               CAPITAL RESEARCH AND MANAGEMENT
                                 COMPANY, for the benefit of American
                                 High-Income Trust, American Variable Insurance Series High-Yield Bond Fund and Bond Fund of America, Inc.

                               By:
                                  -----------------------------
                                  Name:
                                  Title:


                               ITT INDUSTRIES, INC.

                               By:
                                  --------------------------------
                                  Name:
                                  Title:


                               SERIES C PREFERRED STOCKHOLDER

                               By: /s/ Williams Jones
                                  --------------------------------
                                  Name:
                                  Title: President of Williams Jones &
                                         Assoc. Inc discretionary manager
                                         of PDC Fund


                  [SIGNATURE PAGE TO STOCKHOLDERS' AGREEMENT]

     IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties hereto as of the day first above written.


                               EARTHWATCH INCORPORATED

                               By:
                                  ---------------------------
                                  Name:
                                  Title:


                               MORGAN STANLEY & CO., INCORPORATED

                               By:
                                  ----------------------------
                                  Name:
                                  Title:


                               CAPITAL RESEARCH AND MANAGEMENT
                                 COMPANY, for the benefit of American
                                 High-Income Trust, American Variable Insurance Series High-Yield Bond Fund and Bond Fund of America, Inc.

                               By:
                                  -----------------------------
                                  Name:
                                  Title:


                               ITT INDUSTRIES, INC.

                               By:
                                  --------------------------------
                                  Name:
                                  Title:


                               SERIES C PREFERRED STOCKHOLDER

                               By: /s/ Rafael Fogul
                                  --------------------------------
                                  Name: Rafael Fogul
                                  Title: Authorized Agent


                  [SIGNATURE PAGE TO STOCKHOLDERS' AGREEMENT]

     IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties hereto as of the day first above written.


                               EARTHWATCH INCORPORATED

                               By:
                                  ---------------------------
                                  Name:
                                  Title:


                               MORGAN STANLEY & CO., INCORPORATED

                               By:
                                  ----------------------------
                                  Name:
                                  Title:


                               CAPITAL RESEARCH AND MANAGEMENT
                                 COMPANY, for the benefit of American
                                 High-Income Trust, American Variable Insurance Series High-Yield Bond Fund and Bond Fund of America, Inc.

                               By:
                                  -----------------------------
                                  Name:
                                  Title:


                               ITT INDUSTRIES, INC.

                               By:
                                  --------------------------------
                                  Name:
                                  Title:


                               SERIES C PREFERRED STOCKHOLDER
                                 Oppenheimer Strategic Income Fund

                               By: /s/ David Negri
                                  --------------------------------
                                  Name: David Negri
                                  Title: Vice President


                  [SIGNATURE PAGE TO STOCKHOLDERS' AGREEMENT]

     IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties hereto as of the day first above written.


                               EARTHWATCH INCORPORATED

                               By:
                                  ---------------------------
                                  Name:
                                  Title:


                               MORGAN STANLEY & CO., INCORPORATED

                               By:
                                  ----------------------------
                                  Name:
                                  Title:


                               CAPITAL RESEARCH AND MANAGEMENT
                                 COMPANY, for the benefit of American
                                 High-Income Trust, American Variable Insurance Series High-Yield Bond Fund and Bond Fund of America, Inc.

                               By:
                                  -----------------------------
                                  Name:
                                  Title:


                               ITT INDUSTRIES, INC.

                               By:
                                  -----------------------------
                                  Name:
                                  Title:


                               SERIES C PREFERRED STOCKHOLDER
                                 Oppenheimer High Yield Fund

                               By: /s/ David Negri
                                  -----------------------------
                                  Name:  David Negri
                                  Title: Vice President


                  [SIGNATURE PAGE TO STOCKHOLDERS' AGREEMENT]

     IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties hereto as of the day first above written.


                               EARTHWATCH INCORPORATED

                               By:
                                  ---------------------------
                                  Name:
                                  Title:


                               MORGAN STANLEY & CO., INCORPORATED

                               By:
                                  ----------------------------
                                  Name:
                                  Title:


                               CAPITAL RESEARCH AND MANAGEMENT
                                 COMPANY, for the benefit of American
                                 High-Income Trust, American Variable Insurance Series High-Yield Bond Fund and Bond Fund of America, Inc.

                               By:
                                  -----------------------------
                                  Name:
                                  Title:


                               ITT INDUSTRIES, INC.

                               By:
                                  -----------------------------
                                  Name:
                                  Title:


                               SERIES C PREFERRED STOCKHOLDER
                                 Oppenheimer Champion Income Fund

                               By: /s/ David Negri
                                  -----------------------------
                                  Name:  David Negri
                                  Title: Vice President


                  [SIGNATURE PAGE TO STOCKHOLDERS' AGREEMENT]

     IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties hereto as of the day first above written.


                               EARTHWATCH INCORPORATED

                               By:
                                  ---------------------------
                                  Name:
                                  Title:


                               MORGAN STANLEY & CO., INCORPORATED

                               By:
                                  ----------------------------
                                  Name:
                                  Title:


                               CAPITAL RESEARCH AND MANAGEMENT
                                 COMPANY, for the benefit of American
                                 High-Income Trust, American Variable Insurance Series High-Yield Bond Fund and Bond Fund of America, Inc.

                               By:
                                  -----------------------------
                                  Name:
                                  Title:


                               ITT INDUSTRIES, INC.

                               By:
                                  -----------------------------
                                  Name:
                                  Title:


                               SERIES C PREFERRED STOCKHOLDER
                                 Oppenheimer Strategic Bond Fund for its
                                 Variable Accounts Funds

                               By: /s/ David Negri
                                  -----------------------------
                                  Name:  David Negri
                                  Title: Vice President


                  [SIGNATURE PAGE TO STOCKHOLDERS' AGREEMENT]

                             SERIES C PREFERRED STOCKHOLDERS

                             Morgan Guaranty Trust Company of New York,
                              as Trustee of the Commingled Pension Trust Fund (Multi-Market Special Investment Fund II) of Morgan Guaranty Trust Company of New York

                             By: /s/ Robert B. Ross
                                --------------------------------
                                Name: Robert B. Ross
                                Title: Vice President

                             Morgan Guaranty Trust Company of New York,
                              as Investment Manager and Agent for The Alfred P. Sloan Foundation (Multi-Market Account)

                             By: /s/ Robert B. Ross
                                --------------------------------
                                Name: Robert B. Ross
                                Title: Vice President

                             Morgan Guaranty Trust Company of New York,
                              as Trustee of the Multi-Market Special Investment Trust Fund of Morgan Guaranty Trust Company of New York

                             By: /s/ Robert B. Ross
                                --------------------------------
                                Name: Robert B. Ross
                                Title: Vice President


                  [SIGNATURE PAGE TO STOCKHOLDERS' AGREEMENT]

     IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties hereto as of the day first above written.


                               EARTHWATCH INCORPORATED

                               By:
                                  ---------------------------
                                  Name:
                                  Title:


                               MORGAN STANLEY & CO., INCORPORATED

                               By:
                                  ----------------------------
                                  Name:
                                  Title:


                               CAPITAL RESEARCH AND MANAGEMENT
                                 COMPANY, for the benefit of American
                                 High-Income Trust, American Variable Insurance Series High-Yield Bond Fund and Bond Fund of America, Inc.

                               By:
                                  -----------------------------
                                  Name:
                                  Title:


                               ITT INDUSTRIES, INC.

                               By:
                                  -----------------------------
                                  Name:
                                  Title:


                               SERIES C PREFERRED STOCKHOLDER

                               By: /s/ Gerald B. Untomor
                                  -----------------------------
                                  Name:  Gerald B. Untomor
                                  Title:


                  [SIGNATURE PAGE TO STOCKHOLDERS' AGREEMENT]

        IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties hereto as of the day first above written.

                             EARTHWATCH INCORPORATED

                            By:
                               ------------------------------------------
                               Name:
                               Title:

                             MORGAN STANLEY & CO., INCORPORATED

                             By:
                                ------------------------------------------
                                Name:
                                Title:

                             CAPITAL RESEARCH AND MANAGEMENT COMPANY, for the
                              benefit of American High-Income Trust, American Variable Insurance Series High-Yield Bond Fund and Bond Fund of America, Inc.

                             By:
                                -------------------------------------------
                                Name:
                                Title:

                             ITT INDUSTRIES, INC.

                             By:
                                -------------------------------------------
                                Name:
                                Title:

                             SERIES C PREFERRED STOCKHOLDER

                             By: /s/ Alexander S. Lushtak
                                -------------------------------------------
                                Name:  Alexander S. Lushtak
                                Title: Individual


                  [SIGNATURE PAGE TO STOCKHOLDERS' AGREEMENT]

     IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties hereto as of the day first above written.


                               EARTHWATCH INCORPORATED

                               By:
                                  ---------------------------
                                  Name:
                                  Title:


                               MORGAN STANLEY & CO., INCORPORATED

                               By:
                                  ----------------------------
                                  Name:
                                  Title:


                               CAPITAL RESEARCH AND MANAGEMENT
                                 COMPANY, for the benefit of American
                                 High-Income Trust, American Variable Insurance Series High-Yield Bond Fund and Bond Fund of America, Inc.

                               By:
                                  -----------------------------
                                  Name:
                                  Title:


                               ITT INDUSTRIES, INC.

                               By:
                                  -----------------------------
                                  Name:
                                  Title:


                               SERIES C PREFERRED STOCKHOLDER
                                 Alta V Limited Partnership

                               By: Alta V Management Partners, L.P.

                               By: /s/ [SIGNATURE ILLEGIBLE]^^
                                  -----------------------------
                                         General Partner


                  [SIGNATURE PAGE TO STOCKHOLDERS' AGREEMENT]

        IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties hereto as of the day first above written.

                             EARTHWATCH INCORPORATED

                            By:
                               -----------------------------------------
                               Name:
                               Title:

                             MORGAN STANLEY & CO., INCORPORATED

                            By:
                               -----------------------------------------
                               Name:
                               Title:

                             CAPITAL RESEARCH AND MANAGEMENT COMPANY, for the
                              benefit of American High-Income Trust, American Variable Insurance Series High-Yield Bond Fund and Bond Fund of America, Inc.

                             By:
                                ----------------------------------------
                                Name:
                                Title:

                             ITT INDUSTRIES, INC.

                             By:
                                ----------------------------------------
                                Name:
                                Title:

                             SERIES C PREFERRED STOCKHOLDER

                             By:     /s/ Andrew Hoffman
                                ----------------------------------------
                                Name:  Andrew Hoffman
                                Title: Informaton Systems Manager


                  [SIGNATURE PAGE TO STOCKHOLDERS' AGREEMENT]

        IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties hereto as of the day first above written.

                             EARTHWATCH INCORPORATED

                            By:
                               -----------------------------------------
                               Name:
                               Title:

                             MORGAN STANLEY & CO., INCORPORATED

                            By:
                               -----------------------------------------
                               Name:
                               Title:

                             CAPITAL RESEARCH AND MANAGEMENT COMPANY, for the
                              benefit of American High-Income Trust, American Variable Insurance Series High-Yield Bond Fund and Bond Fund of America, Inc.

                             By:
                                ----------------------------------------
                                Name:
                                Title:

                             ITT INDUSTRIES, INC.

                             By:
                                ----------------------------------------
                                Name:
                                Title:

                             SERIES C PREFERRED STOCKHOLDER

                             By:     /s/ Blaine Blaesing
                                ----------------------------------------
                                Name:  Blaine Blaesing
                                Title:


                  [SIGNATURE PAGE TO STOCKHOLDERS' AGREEMENT]

        IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties hereto as of the day first above written.

                             EARTHWATCH INCORPORATED

                            By:
                               -----------------------------------------
                               Name:
                               Title:

                             MORGAN STANLEY & CO., INCORPORATED

                            By:
                               -----------------------------------------
                               Name:
                               Title:

                             CAPITAL RESEARCH AND MANAGEMENT COMPANY, for the
                              benefit of American High-Income Trust, American Variable Insurance Series High-Yield Bond Fund and Bond Fund of America, Inc.

                             By:
                                ----------------------------------------
                                Name:
                                Title:

                             ITT INDUSTRIES, INC.

                             By:
                                ----------------------------------------
                                Name:
                                Title:

                             SERIES C PREFERRED STOCKHOLDER

                             By:     /s/ Cheih Chang
                                ----------------------------------------
                                Name:  Chieh Chang
                                Title:


                  [SIGNATURE PAGE TO STOCKHOLDERS' AGREEMENT]

        IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties hereto as of the day first above written.

                             EARTHWATCH INCORPORATED

                            By:
                               -----------------------------------------
                               Name:
                               Title:

                             MORGAN STANLEY & CO., INCORPORATED

                            By:
                               -----------------------------------------
                               Name:
                               Title:

                             CAPITAL RESEARCH AND MANAGEMENT COMPANY, for the
                              benefit of American High-Income Trust, American Variable Insurance Series High-Yield Bond Fund and Bond Fund of America, Inc.

                             By:
                                ----------------------------------------
                                Name:
                                Title:

                             ITT INDUSTRIES, INC.

                             By:
                                ----------------------------------------
                                Name:
                                Title:

                             SERIES C PREFERRED STOCKHOLDER

                             By:     /s/ David W. Thompson
                                ----------------------------------------
                                Name:  David W. Thompson
                                Title: CEO and President


                  [SIGNATURE PAGE TO STOCKHOLDERS' AGREEMENT]

     IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties hereto as of the day first above written.


                               EARTHWATCH INCORPORATED

                               By:
                                  ---------------------------
                                  Name:
                                  Title:


                               MORGAN STANLEY & CO., INCORPORATED

                               By:
                                  ----------------------------
                                  Name:
                                  Title:


                               CAPITAL RESEARCH AND MANAGEMENT
                                 COMPANY, for the benefit of American
                                 High-Income Trust, American Variable Insurance Series High-Yield Bond Fund and Bond Fund of America, Inc.

                               By:
                                  -----------------------------
                                  Name:
                                  Title:


                               ITT INDUSTRIES, INC.

                               By:
                                  -----------------------------
                                  Name:
                                  Title:


                               SERIES C PREFERRED STOCKHOLDER
                                 Customs House Partners

                               By: /s/ Elaine Walker
                                  -----------------------------
                                     Under Power of Attorney


                  [SIGNATURE PAGE TO STOCKHOLDERS' AGREEMENT]

        IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties hereto as of the day first above written.

                             EARTHWATCH INCORPORATED

                             By:
                                -----------------------------------------
                               Name:
                               Title:

                             MORGAN STANLEY & CO., INCORPORATED

                             By:
                                -----------------------------------------
                               Name:
                               Title:

                             CAPITAL RESEARCH AND MANAGEMENT COMPANY, for the
                              benefit of American High-Income Trust, American Variable Insurance Series High-Yield Bond Fund and Bond Fund of America, Inc.

                             By:
                                -----------------------------------------
                                Name:
                                Title:

                             ITT INDUSTRIES, INC.

                             By:
                                -----------------------------------------
                                Name:
                                Title:

                             SERIES C PREFERRED STOCKHOLDER
                               Datron/Transco Inc.

                             By:     /s/ William L. Stephan
                                -----------------------------------------
                                Name:  William L. Stephan
                                Title: Secretary/Treasurer


                  [SIGNATURE PAGE TO STOCKHOLDERS' AGREEMENT]

        IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties hereto as of the day first above written.

                             EARTHWATCH INCORPORATED

                             By:
                                ----------------------------------------
                               Name:
                               Title:

                             MORGAN STANLEY & CO., INCORPORATED

                             By:
                                ----------------------------------------
                               Name:
                               Title:

                             CAPITAL RESEARCH AND MANAGEMENT COMPANY, for the
                              benefit of American High-Income Trust, American Variable Insurance Series High-Yield Bond Fund and Bond Fund of America, Inc.

                             By:
                                ----------------------------------------
                                Name:
                                Title:

                             ITT INDUSTRIES, INC.

                             By:
                                ----------------------------------------
                                Name:
                                Title:

                             SERIES C PREFERRED STOCKHOLDER

                             By:     /s/ David J. Pabley 3/31/1999
                                ----------------------------------------
                                Name:  David J. Pabley
                                Title:


                  [SIGNATURE PAGE TO STOCKHOLDERS' AGREEMENT]

     IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties hereto as of the day first above written.


                               EARTHWATCH INCORPORATED

                               By:
                                  ---------------------------
                                  Name:
                                  Title:


                               MORGAN STANLEY & CO., INCORPORATED

                               By:
                                  ----------------------------
                                  Name:
                                  Title:


                               CAPITAL RESEARCH AND MANAGEMENT
                                 COMPANY, for the benefit of American
                                 High-Income Trust, American Variable Insurance Series High-Yield Bond Fund and Bond Fund of America, Inc.

                               By:
                                  -----------------------------
                                  Name:
                                  Title:


                               ITT INDUSTRIES, INC.

                               By:
                                  -----------------------------
                                  Name:
                                  Title:


                               SERIES C PREFERRED STOCKHOLDER

                               By: /s/ Debbie Foudray
                                  -----------------------------
                                  Name:  Debbie Foudray
                                  Title:


                  [SIGNATURE PAGE TO STOCKHOLDERS' AGREEMENT]

     IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties hereto as of the day first above written.


                               EARTHWATCH INCORPORATED

                               By:
                                  ---------------------------
                                  Name:
                                  Title:


                               MORGAN STANLEY & CO., INCORPORATED

                               By:
                                  ----------------------------
                                  Name:
                                  Title:


                               CAPITAL RESEARCH AND MANAGEMENT
                                 COMPANY, for the benefit of American
                                 High-Income Trust, American Variable Insurance Series High-Yield Bond Fund and Bond Fund of America, Inc.

                               By:
                                  -----------------------------
                                  Name:
                                  Title:


                               ITT INDUSTRIES, INC.

                               By:
                                  -----------------------------
                                  Name:
                                  Title:


                               SERIES C PREFERRED STOCKHOLDER

                               By: /s/ Debra J. Heimmermann
                                  -----------------------------
                                  Name:  Debra J. Heimmermann
                                  Title:


                  [SIGNATURE PAGE TO STOCKHOLDERS' AGREEMENT]

        IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties hereto as of the day first above written.

                             EARTHWATCH INCORPORATED

                             By:
                                ----------------------------------------
                               Name:
                               Title:

                             MORGAN STANLEY & CO., INCORPORATED

                             By:
                                ----------------------------------------
                               Name:
                               Title:

                             CAPITAL RESEARCH AND MANAGEMENT COMPANY, for the
                              benefit of American High-Income Trust, American Variable Insurance Series High-Yield Bond Fund and Bond Fund of America, Inc.

                             By:
                                ----------------------------------------
                                Name:
                                Title:

                             ITT INDUSTRIES, INC.

                             By:
                                ----------------------------------------
                                Name:
                                Title:

                             SERIES C PREFERRED STOCKHOLDER

                             By:     /s/ Denise J. Winslow
                                ----------------------------------------
                                Name:  Denise J. Winslow
                                Title:


                  [SIGNATURE PAGE TO STOCKHOLDERS' AGREEMENT]

     IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties hereto as of the day first above written.


                               EARTHWATCH INCORPORATED

                               By:
                                  ---------------------------
                                  Name:
                                  Title:


                               MORGAN STANLEY & CO., INCORPORATED

                               By:
                                  ----------------------------
                                  Name:
                                  Title:


                               CAPITAL RESEARCH AND MANAGEMENT
                                 COMPANY, for the benefit of American
                                 High-Income Trust, American Variable Insurance Series High-Yield Bond Fund and Bond Fund of America, Inc.

                               By:
                                  -----------------------------
                                  Name:
                                  Title:


                               ITT INDUSTRIES, INC.

                               By:
                                  -----------------------------
                                  Name:
                                  Title:


                               SERIES C PREFERRED STOCKHOLDER

                               By: /s/ Donald H. Ferguson
                                  -----------------------------
                                  Name:  Donald H. Ferguson
                                  Title: Shareholder


                  [SIGNATURE PAGE TO STOCKHOLDERS' AGREEMENT]

        IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties hereto as of the day first above written.

                            EARTHWATCH INCORPORATED

                            By:
                               -----------------------------------------
                               Name:
                               Title:

                            MORGAN STANLEY & CO., INCORPORATED

                            By:
                               -----------------------------------------
                               Name:
                               Title:

                            CAPITAL RESEARCH AND MANAGEMENT COMPANY, for the
                              benefit of American High-Income Trust, American Variable Insurance Series High-Yield Bond Fund and Bond Fund of America, Inc.

                            By:
                               ----------------------------------------
                               Name:
                               Title:

                            ITT INDUSTRIES, INC.

                            By:
                               ----------------------------------------
                               Name:
                               Title:

                            SERIES C PREFERRED STOCKHOLDER

                            By:     /s/ Donovan B. Hicks
                               ----------------------------------------
                               Name:  Donovan B. Hicks
                               Title:


                  [SIGNATURE PAGE TO STOCKHOLDERS' AGREEMENT]

        IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties hereto as of the day first above written.

                             EARTHWATCH INCORPORATED

                             By:
                                ----------------------------------------
                                Name:
                                Title:

                             MORGAN STANLEY & CO., INCORPORATED

                             By:
                                ----------------------------------------
                                Name:
                                Title:

                             CAPITAL RESEARCH AND MANAGEMENT COMPANY, for the
                               benefit of American High-Income Trust, American Variable Insurance Series High-Yield Bond Fund and Bond Fund of America, Inc.

                             By:
                                ----------------------------------------
                                Name:
                                Title:

                             ITT INDUSTRIES, INC.

                             By:
                                ----------------------------------------
                                Name:
                                Title:

                             SERIES C PREFERRED STOCKHOLDER

                             By:     /s/ Douglas B. Gerull
                                ----------------------------------------
                                Name:  Douglas B. Gerull
                                Title:


                  [SIGNATURE PAGE TO STOCKHOLDERS' AGREEMENT]

        IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties hereto as of the day first above written.

                             EARTHWATCH INCORPORATED

                             By:
                                ----------------------------------------
                                Name:
                                Title:

                             MORGAN STANLEY & CO., INCORPORATED

                             By:
                                ----------------------------------------
                                Name:
                                Title:

                             CAPITAL RESEARCH AND MANAGEMENT COMPANY, for the
                               benefit of American High-Income Trust, American Variable Insurance Series High-Yield Bond Fund and Bond Fund of America, Inc.

                             By:
                                ----------------------------------------
                                Name:
                                Title:

                             ITT INDUSTRIES, INC.

                             By:
                                ----------------------------------------
                                Name:
                                Title:

                             SERIES C PREFERRED STOCKHOLDER

                             By:     /s/ Earl D. McNamee
                                ----------------------------------------
                                Name:  Earl D. McNamee
                                Title:


                  [SIGNATURE PAGE TO STOCKHOLDERS' AGREEMENT]

        IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties hereto as of the day first above written.

                             EARTHWATCH INCORPORATED

                             By:
                                ----------------------------------------
                                Name:
                                Title:

                             MORGAN STANLEY & CO., INCORPORATED

                             By:
                                ----------------------------------------
                                Name:
                                Title:

                             CAPITAL RESEARCH AND MANAGEMENT COMPANY, for the
                               benefit of American High-Income Trust, American Variable Insurance Series High-Yield Bond Fund and Bond Fund of America, Inc.

                             By:
                                ----------------------------------------
                                Name:
                                Title:

                             ITT INDUSTRIES, INC.

                             By:
                                ----------------------------------------
                                Name:
                                Title:

                             SERIES C PREFERRED STOCKHOLDER

                             By:     /s/ Robert R. Tillman
                                ----------------------------------------
                                Name:  Robert R. Tillman, as trustee
                                       of the Alexander S. Lushtak
                                       Gift Trust dated 11/20/92
                                Title:


                  [SIGNATURE PAGE TO STOCKHOLDERS' AGREEMENT]

        IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties hereto as of the day first above written.

                             EARTHWATCH INCORPORATED

                             By:
                                ---------------------------------------
                                Name:
                                Title:

                             MORGAN STANLEY & CO., INCORPORATED

                             By:
                                ----------------------------------------
                                Name:
                                Title:

                             CAPITAL RESEARCH AND MANAGEMENT COMPANY, for the
                              benefit of American High-Income Trust, American Variable Insurance Series High-Yield Bond Fund and Bond Fund of America, Inc.

                             By:
                                ----------------------------------------
                                Name:
                                Title:

                             ITT INDUSTRIES, INC.

                             By:
                                ----------------------------------------
                                Name:
                                Title:

                             SERIES C PREFERRED STOCKHOLDER

                             By:     /s/ Eric Parker
                                ----------------------------------------
                                Name:  Eric Parker
                                Title:


                  [SIGNATURE PAGE TO STOCKHOLDERS' AGREEMENT]

     IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties hereto as of the day first above written.


                               EARTHWATCH INCORPORATED

                               By:
                                  ---------------------------
                                  Name:
                                  Title:


                               MORGAN STANLEY & CO., INCORPORATED

                               By:
                                  ----------------------------
                                  Name:
                                  Title:


                               CAPITAL RESEARCH AND MANAGEMENT
                                 COMPANY, for the benefit of American
                                 High-Income Trust, American Variable Insurance Series High-Yield Bond Fund and Bond Fund of America, Inc.

                               By:
                                  -----------------------------
                                  Name:
                                  Title:


                               ITT INDUSTRIES, INC.

                               By:
                                  -----------------------------
                                  Name:
                                  Title:


                               SERIES C PREFERRED STOCKHOLDER

                               By: /s/ G. Richard Wirtenson

                               By: /s/ Helen M. Wirtenson
                                  -----------------------------
                                  Names: G. Richard Wirtenson
                                         Helen M. Wirtenson
                                  Title: Trustees of the Wirtenson
                                         Family Trust


                  [SIGNATURE PAGE TO STOCKHOLDERS' AGREEMENT]

        IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties hereto as of the day first above written.

                             EARTHWATCH INCORPORATED

                             By:
                                ----------------------------------------
                                Name:
                                Title:

                             MORGAN STANLEY & CO., INCORPORATED

                             By:
                                ----------------------------------------
                                Name:
                                Title:

                             CAPITAL RESEARCH AND MANAGEMENT COMPANY, for the
                              benefit of American High-Income Trust, American Variable Insurance Series High-Yield Bond Fund and Bond Fund of America, Inc.

                             By:
                                ----------------------------------------
                                Name:
                                Title:

                             ITT INDUSTRIES, INC.

                             By:
                                ----------------------------------------
                                Name:
                                Title:

                             SERIES C PREFERRED STOCKHOLDER

                             By:     /s/ Gordon Yue 3/31/99
                                ----------------------------------------
                                Name:  Gordon Yue
                                Title:


                  [SIGNATURE PAGE TO STOCKHOLDERS' AGREEMENT]

     IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties hereto as of the day first above written.


                               EARTHWATCH INCORPORATED

                               By:
                                  ---------------------------
                                  Name:
                                  Title:


                               MORGAN STANLEY & CO., INCORPORATED

                               By:
                                  ----------------------------
                                  Name:
                                  Title:


                               CAPITAL RESEARCH AND MANAGEMENT
                                 COMPANY, for the benefit of American
                                 High-Income Trust, American Variable Insurance Series High-Yield Bond Fund and Bond Fund of America, Inc.

                               By:
                                  -----------------------------
                                  Name:
                                  Title:


                               ITT INDUSTRIES, INC.

                               By:
                                  -----------------------------
                                  Name:
                                  Title:


                               SERIES C PREFERRED STOCKHOLDER

                               By: /s/ Gregory P. Lim
                                  -----------------------------
                                  Name:  Gregory P. Lim
                                  Title:


                  [SIGNATURE PAGE TO STOCKHOLDERS' AGREEMENT]